TF1 P1 08/19

SUPPLEMENT DATED AUGUST 6, 2019

TO THE PROSPECTUS DATED July 1, 2019

OF

Franklin FEDERAL INTERMEDIATE-TERM TAX-FREE INCOMe Fund

Franklin FEDERAL limited-TERM TAX-FREE INCOMe Fund

Franklin high yield Tax-Free Income Fund

Franklin massachusetts Tax-Free Income Fund

Franklin new jersey Tax-Free Income Fund

 (Franklin Tax-Free Trust)

I. The chart under the “Your Account – Choosing a Share Class – Sales Charges – Class A & A1” section of the prospectus is replaced with the following:

Sales Charges - Class A & A1
when you invest this amount	the sales charge makes up this % of the offering price[1]	which equals this % of your net investment[1]
All Funds (except Federal Intermediate-Term & Federal Limited-Term Fund)
Under $100,000	3.75	3.90
$100,000 but under $250,000	3.25	3.36
$250,000 but under $500,000	2.25	2.30
$500,000 or more	0.00	0.00
Federal Intermediate-Term Fund & Federal Limited-Term Fund
Under $100,000	2.25	2.30
$100,000 but under $250,000	1.75	1.78
$250,000 but under $500,000	1.25	1.27
$500,000 or more	0.00	0.00

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

Please keep this supplement with your prospectus for future reference.